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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 17, 2007

                              AETHLON MEDICAL, INC.
               (Exact name of Registrant as specified in charter)


Nevada                               000-21846            13-3632859
------                               ---------            ----------
(State or other jurisdiction  (Commission File Number)    (IRS Employer
of incorporation)                                         Identification Number)

                       3030 Bunker Hill Street, Suite 4000
                           San Diego, California 92109
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 459-7800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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FORWARD LOOKING STATEMENTS

         This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the Filings the words "anticipate, "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

         Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

         On August 13, 2007, the Registrant issued and sold Common Stock, $0.001 par value, and warrants to purchase Common Stock, in the form of units (the "Unit"). Each Unit is comprised of (i) two shares of Common Stock of the Registrant, and (ii) one warrant to purchase one share of Common Stock at an exercise price of $0.50 per share (the "Warrants"). The Warrants expire three years after the date of issuance of the Warrant. Each Unit was sold for $1.00, and the aggregate gross proceeds to the Registrant were $815,000, for the issuance and sale of 815,000 Units. The Units were issued to accredited investors only, and the Registrant relied on the exemption from registration under Regulation D, Section 506 of the Securities Act of 1933, as amended (the "Act"). In connection with the offering a fee equal to 7% of the gross proceeds was paid to a broker and to a finder. The fee was paid in a combination of cash and Common Stock. The offering closed on August 14, 2007 (the "Closing Date").

         In connection with the issuance and sale of the Units, the Registrant granted registration rights to the holders of the Units, as follows: the Registrant will use its best efforts to register the Common Stock and Common Stock underlying the warrants under the Act within sixty (60) days from the Closing Date. The Registrant shall use its best efforts to cause the registration statement to be declared effective within one hundred eighty (180) calendar days from the Closing Date. If not effective by that time, then the Registrant shall pay to the investors additional shares of Common Stock equal to two percent (2%) per month (or any part thereof ) of the number of shares of Common Stock sold pursuant to the Unit offering, payable within thirty (30) business days of the end of each month beyond the required effective date. No penalty shares shall be issued if the investors are able to rely on Rule 144 under the Act to sell their Common Stock.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

Item No.     Description
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4.1          Form of Common Stock Purchase Warrant

10.1         Form of Subscription Agreement




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   August 17, 2007

                                              AETHLON MEDICAL, INC.

                                              By: /s/ James A. Joyce
                                                  ------------------------------
                                              James A. Joyce
                                              Chief Executive Officer





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